Note 3. Branch Acquisition	12 Months Ended
Dec. 31, 2011
Schedule of Business Acquisitions, by Acquisition [Table Text Block]
NOTE 3 - BRANCH ACQUISITION

On November 30, 2009, the Bank entered into an agreement to purchase the Findlay, Ohio branch of The Home Savings and Loan Company. Under the terms of the agreement, the Bank assumed all deposits and purchased the related branch premises and certain loans. The transaction was completed in March 2010 with assets acquired and deposits assumed being recorded at their estimated fair values as follows:

Cash	$22,260,144
Loans	1,804,505
Bank premises	1,021,000
Goodwill	1,272,966
Core deposit intangible asset	286,000

Total assets acquired	$26,644,615

Deposits assumed	$26,644,615

Cash proceeds from the branch acquisition were used to fund $10 million of brokered certificates of deposit and $16.5 million of FHLB borrowings that matured during the second quarter of 2010.